UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Growth Opportunities Fund

**Semiannual report**
**1 | 31 | 23**

**Growth funds** look for stocks of companies that have the potential to grow over time.

**FUND SYMBOL**
**CLASS A**
POGAX

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 23

Message from the Trustees

March 13, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Growth Opportunities Fund

How was the investing environment in the six-month reporting period?

Multiple macroeconomic headwinds challenged stock markets during the period. Rising interest rates, supply chain disruptions, the Russia-Ukraine War, and a slowdown in global growth weighed on investor sentiment. To help tame multidecade-high inflation, the U.S. Federal Reserve continued to raise interest rates. Investors feared the Fed’s monetary tightening would push the economy into a recession.

By November 2022, the pace of inflation, as measured by the Consumer Price Index, showed signs of easing. Positive corporate earnings results and the prospect of lower interest rates lifted stock performance in late 2022. In January 2023, the final month of the period, stocks posted solid gains despite uncertainty about the economy and concerns about a recession.

What were some stocks that helped the fund’s performance relative to the benchmark for the period?

NVIDIA was the top contributor to relative performance for the period. NVIDIA produces graphics processing units [GPUs] that are used for gaming and entertainment as well as for

Growth Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Growth Opportunities Fund

artificial intelligence. NVIDIA has a best-in-class reputation in the gaming community, in our view, and its market share in discrete GPUs is over 80%.

Another highlight was Dexcom, a company that helps individuals control their Type I or Type II diabetes through continuous glucose monitoring [CGM] systems. CGM systems continuously monitor blood sugar levels and send alerts when blood sugar levels are too high or too low, often to a smartphone or other device. We believe Dexcom is an innovative industry leader with growth potential that should prove resilient regardless of the macroeconomic backdrop. A key pillar in our thesis is Dexcom’s large and growing end market of individuals seeking to control their diabetes.

What were some holdings that detracted from relative performance?

American Tower was a top detractor from performance for the period. Despite its recent underperformance, we believe the company continues to offer strong long-term growth potential. This company rents space on towers and rooftop antennas to wireless carriers and broadcasters — businesses that are making the transition to 5G wireless technology. We believe the rapid growth in connected devices and systems should drive carriers to invest rapidly in 5G networks globally over the next 15 years.

Amazon.com, the global e-commerce retailer, was also a detractor from fund performance. After soaring during the pandemic, revenues from the company’s cloud computing platform, Amazon Web Services, began to slow. Inflation and supply chain disruptions further squeezed Amazon’s profit margins. Amazon reported negative free cash flows for calendar 2022. Despite the short-term headwinds, Amazon remained in the portfolio at period-end. In our view, it remains the leader among cloud services and e-commerce platforms.

What is your outlook for the months ahead?

Our focus remains on companies that we believe are likely to prove more resilient in a

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Growth Opportunities Fund 5

wide array of operating and market scenarios. While we are less certain of the arc of the broader markets this year, we are optimistic that a heightened focus on business fundamentals will support our strategy and fund performance over time.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Growth Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/2/95)
Before sales charge	8.67%	13.96%	10.16%	6.97%	–17.88%	–6.16%
After sales charge	8.43	13.29	8.87	4.88	–22.61	–11.55
Class B (8/1/97)
Before CDSC	8.41	13.28	9.33	6.17	–18.51	–6.52
After CDSC	8.41	13.28	9.05	5.33	–22.22	–10.78
Class C (2/1/99)
Before CDSC	8.44	13.28	9.33	6.16	–18.52	–6.53
After CDSC	8.44	13.28	9.33	6.16	–19.26	–7.38
Class R (1/21/03)
Net asset value	8.40	13.68	9.89	6.69	–18.10	–6.29
Class R5 (7/2/12)
Net asset value	8.93	14.29	10.45	7.23	–17.68	–6.03
Class R6 (7/2/12)
Net asset value	8.97	14.40	10.55	7.34	–17.61	–5.99
Class Y (7/1/99)
Net asset value	8.91	14.24	10.43	7.23	–17.70	–6.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

Growth Opportunities Fund 7

Comparative annualized index returns For periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Russell 1000 Growth Index	9.39%	14.53%	11.22%	9.89%	–16.02%	–4.71%
Lipper Large-Cap Growth
Funds category median*	9.01	12.47	8.64	6.84	–17.97	–4.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/23, there were 678, 667, 624, 599, 462, and 75 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/23

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	—		—	—	—	—	—	—
Capital gains
Long-term gains	$2.965		$2.965	$2.965	$2.965	$2.965	$2.965	$2.965
Short-term gains		—	—	—	—	—	—	—
Total	$2.965		$2.965	$2.965	$2.965	$2.965	$2.965	$2.965
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
7/31/22	$46.78	$49.63	$36.58	$37.45	$44.24	$50.24	$50.25	$49.75
1/31/23	40.85	43.34	31.15	31.96	38.41	44.16	44.19	43.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Growth Opportunities Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/2/95)
Before sales charge	8.40%	13.66%	10.51%	5.71%	–30.34%	–1.77%
After sales charge	8.17	12.99	9.20	3.64	–34.35	–7.41
Class B (8/1/97)
Before CDSC	8.15	12.99	9.68	4.93	–30.86	–2.14
After CDSC	8.15	12.99	9.41	4.10	–34.01	–6.60
Class C (2/1/99)
Before CDSC	8.17	12.98	9.68	4.93	–30.86	–2.12
After CDSC	8.17	12.98	9.68	4.93	–31.49	–3.01
Class R (1/21/03)
Net asset value	8.14	13.38	10.24	5.45	–30.51	–1.87
Class R5 (7/2/12)
Net asset value	8.67	13.99	10.80	5.98	–30.16	–1.62
Class R6 (7/2/12)
Net asset value	8.71	14.10	10.91	6.08	–30.10	–1.60
Class Y (7/1/99)
Net asset value	8.65	13.94	10.79	5.98	–30.17	–1.64

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/22	0.92%	1.67%	1.67%	1.17%	0.68%	0.58%	0.67%
Annualized expense ratio for the
six-month period ended 1/31/23*	0.91%	1.66%	1.66%	1.16%	0.65%	0.55%	0.66%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 1/31/23.

Growth Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/22 to 1/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.45	$8.10	$8.09	$5.66	$3.18	$2.69	$3.23
Ending value (after expenses)	$938.40	$934.80	$934.70	$937.10	$939.70	$940.10	$939.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/23, use the following calculation method. To find the value of your investment on 8/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.63	$8.44	$8.44	$5.90	$3.31	$2.80	$3.36
Ending value (after expenses)	$1,020.62	$1,016.84	$1,016.84	$1,019.36	$1,021.93	$1,022.43	$1,021.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Growth Opportunities Fund

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

The fund may invest a significant portion of its assets in companies in the information technology sector. The information technology sector may be significantly affected by technological obsolescence or innovation, short product cycles, falling prices and profits, competitive pressures, and general market conditions. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Growth Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000® Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve

12 Growth Opportunities Fund

or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Growth Opportunities Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Growth Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Growth Opportunities Fund 15

The fund’s portfolio 1/31/23 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value
Aerospace and defense (1.0%)
TransDigm Group, Inc.	94,915	$68,125,241
		68,125,241
Automobiles (2.2%)
Tesla, Inc. †	893,573	154,784,715
		154,784,715
Building products (1.0%)
Johnson Controls International PLC	1,063,152	73,963,485
		73,963,485
Capital markets (2.6%)
Charles Schwab Corp. (The)	1,176,812	91,108,785
MSCI, Inc.	178,388	94,823,925
		185,932,710
Chemicals (1.2%)
Sherwin-Williams Co. (The)	344,536	81,513,772
		81,513,772
Commercial services and supplies (0.8%)
Waste Connections, Inc.	401,283	53,330,511
		53,330,511
Entertainment (2.9%)
Live Nation Entertainment, Inc. †	894,847	72,026,235
Netflix, Inc. †	152,112	53,826,352
Universal Music Group NV (Netherlands)	2,976,393	76,144,705
		201,997,292
Equity real estate investment trusts (REITs) (1.8%)
American Tower Corp.	578,401	129,208,999
		129,208,999
Food and staples retailing (3.3%)
Costco Wholesale Corp.	330,238	168,797,851
Walmart, Inc.	438,105	63,030,166
		231,828,017
Food products (1.5%)
Hershey Co. (The)	456,722	102,579,761
		102,579,761
Health-care equipment and supplies (2.4%)
Boston Scientific Corp. †	422,942	19,561,068
Dexcom, Inc. † S	585,837	62,737,284
IDEXX Laboratories, Inc. †	96,053	46,153,467
Intuitive Surgical, Inc. †	152,777	37,535,781
		165,987,600
Health-care providers and services (6.2%)
HCA Healthcare, Inc.	329,053	83,931,549
Humana, Inc.	212,337	108,652,843
UnitedHealth Group, Inc.	482,344	240,781,301
		433,365,693
Hotels, restaurants, and leisure (2.6%)
Booking Holdings, Inc. †	39,063	95,083,248
Chipotle Mexican Grill, Inc. †	51,305	84,467,526
		179,550,774

16 Growth Opportunities Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value
Interactive media and services (5.4%)
Alphabet, Inc. Class C †	3,811,776	$380,682,069
		380,682,069
Internet and direct marketing retail (4.4%)
Amazon.com, Inc. †	2,986,840	308,032,809
		308,032,809
IT Services (8.5%)
Accenture PLC Class A	390,155	108,872,753
Gartner, Inc. †	191,458	64,739,608
Mastercard, Inc. Class A	573,566	212,563,560
Visa, Inc. Class A S	901,937	207,634,917
		593,810,838
Life sciences tools and services (2.8%)
Danaher Corp.	419,706	110,961,872
IQVIA Holdings, Inc. †	217,996	50,010,462
Lonza Group AG (Switzerland)	61,766	35,260,663
		196,232,997
Machinery (0.7%)
Deere & Co.	116,808	49,391,095
		49,391,095
Personal products (0.9%)
Estee Lauder Cos., Inc. (The) Class A	239,702	66,416,630
		66,416,630
Pharmaceuticals (3.9%)
AstraZeneca PLC (United Kingdom)	707,121	92,518,502
Eli Lilly and Co.	376,440	129,551,826
Merck & Co., Inc.	514,509	55,263,412
		277,333,740
Professional services (0.7%)
CoStar Group, Inc. †	656,188	51,117,045
		51,117,045
Road and rail (1.0%)
Union Pacific Corp.	348,120	71,082,623
		71,082,623
Semiconductors and semiconductor equipment (6.5%)
Applied Materials, Inc.	725,140	80,845,859
Broadcom, Inc.	183,269	107,214,198
NVIDIA Corp.	1,365,003	266,680,636
		454,740,693
Software (17.3%)
Adobe, Inc. †	50,333	18,640,323
Cadence Design Systems, Inc. †	800,550	146,364,557
Intuit, Inc.	218,635	92,410,455
Microsoft Corp.	2,777,245	688,229,083
Oracle Corp.	1,051,547	93,019,848
Palo Alto Networks, Inc. †	856,186	135,825,347
salesforce.com, Inc. †	256,204	43,034,586
		1,217,524,199

Growth Opportunities Fund 17

COMMON STOCKS (98.3%)* cont.	Shares	Value
Specialty retail (1.4%)
Home Depot, Inc. (The)	153,241	$49,676,135
O’Reilly Automotive, Inc. †	57,247	45,359,660
		95,035,795
Technology hardware, storage, and peripherals (10.9%)
Apple, Inc.	5,315,522	766,976,669
		766,976,669
Textiles, apparel, and luxury goods (3.3%)
Lululemon Athletica, Inc. (Canada) †	317,409	97,406,474
Nike, Inc. Class B	1,056,881	134,572,658
		231,979,132
Wireless telecommunication services (1.1%)
T-Mobile US, Inc. †	535,912	80,017,021
		80,017,021
Total common stocks (cost $4,035,096,356)		$6,902,541,925

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$261.50	$181,060,808	$1,028,404	$3,206,948
Total purchased options outstanding (cost $18,511,272)				$3,206,948

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 4.60% [d]	199,662,910	$199,662,910
Putnam Short Term Investment Fund Class P 4.58% L	112,111,708	112,111,708
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.18% P	1,540,000	1,540,000
Total short-term investments (cost $313,314,618)		$313,314,618

TOTAL INVESTMENTS
Total investments (cost $4,366,922,246)	$7,219,063,491

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $7,021,750,544.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

18 Growth Opportunities Fund

WRITTEN OPTIONS OUTSTANDING at 1/31/23 (premiums $13,321,226) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Moderna, Inc. (Call)	Jun-23/$281.60	$181,060,808	$1,028,404	$1,943,191
Total				$1,943,191

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$586,551,677	$76,144,705	$—
Consumer discretionary	969,383,225	—	—
Consumer staples	400,824,408	—	—
Financials	185,932,710	—	—
Health care	945,140,865	127,779,165	—
Industrials	367,010,000	—	—
Information technology	3,033,052,399	—	—
Materials	81,513,772	—	—
Real estate	129,208,999	—	—
Total common stocks	6,698,618,055	203,923,870	—
Purchased options outstanding	—	3,206,948	—
Short-term investments	1,540,000	311,774,618	—
Totals by level	$6,700,158,055	$518,905,436	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(1,943,191)	$—
Totals by level	$—	$(1,943,191)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 19

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value, including $196,865,081 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $4,055,147,628)	$6,907,288,873
Affiliated issuers (identified cost $311,774,618) (Notes 1 and 5)	311,774,618
Cash	11
Foreign currency (cost $2,858) (Note 1)	2,855
Dividends, interest and other receivables	3,399,956
Receivable for shares of the fund sold	5,299,506
Receivable for investments sold	39,109,335
Prepaid assets	82,964
Total assets	7,266,958,118

LIABILITIES
Payable for investments purchased	28,219,989
Payable for shares of the fund repurchased	6,670,072
Payable for compensation of Manager (Note 2)	2,584,964
Payable for custodian fees (Note 2)	24,299
Payable for investor servicing fees (Note 2)	1,700,038
Payable for Trustee compensation and expenses (Note 2)	1,249,112
Payable for administrative services (Note 2)	13,674
Payable for distribution fees (Note 2)	1,124,518
Written options outstanding, at value (premiums $13,321,226) (Note 1)	1,943,191
Collateral on securities loaned, at value (Note 1)	199,662,910
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,540,000
Other accrued expenses	474,807
Total liabilities	245,207,574

Net assets	$7,021,750,544

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,299,431,006
Total distributable earnings (Note 1)	2,722,319,538
Total — Representing net assets applicable to capital shares outstanding	$7,021,750,544

(Continued on next page)

20 Growth Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,991,268,805 divided by 122,194,474 shares)	$40.85
Offering price per class A share (100/94.25 of $40.85)*	$43.34
Net asset value and offering price per class B share ($17,954,922 divided by 576,382 shares)**	$31.15
Net asset value and offering price per class C share ($100,154,154 divided by 3,133,505 shares)**	$31.96
Net asset value, offering price and redemption price per class R share
($11,947,780 divided by 311,034 shares)	$38.41
Net asset value, offering price and redemption price per class R5 share
($2,268,248 divided by 51,361 shares)	$44.16
Net asset value, offering price and redemption price per class R6 share
($554,026,118 divided by 12,536,762 shares)	$44.19
Net asset value, offering price and redemption price per class Y share
($1,344,130,517 divided by 30,762,430 shares)	$43.69

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 21

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $32,932)	$26,200,017
Interest (including interest income of $2,515,646 from investments in affiliated issuers) (Note 5)	2,531,433
Securities lending (net of expenses) (Notes 1 and 5)	65,292
Total investment income	28,796,742

EXPENSES
Compensation of Manager (Note 2)	16,541,037
Investor servicing fees (Note 2)	5,253,996
Custodian fees (Note 2)	36,665
Trustee compensation and expenses (Note 2)	152,860
Distribution fees (Note 2)	6,965,493
Administrative services (Note 2)	150,543
Other	923,440
Total expenses	30,024,034
Expense reduction (Note 2)	(28,746)
Net expenses	29,995,288

Net investment loss	(1,198,546)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(87,946,271)
Foreign currency transactions (Note 1)	(55,841)
Total net realized loss	(88,002,112)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(405,100,201)
Assets and liabilities in foreign currencies	3,825
Written options	11,378,035
Total change in net unrealized depreciation	(393,718,341)

Net loss on investments	(481,720,453)

Net decrease in net assets resulting from operations	$(482,918,999)

The accompanying notes are an integral part of these financial statements.

22 Growth Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment loss	$(1,198,546)	$(32,802,234)
Net realized gain (loss) on investments
and foreign currency transactions	(88,002,112)	466,398,440
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(393,718,341)	(1,801,413,538)
Net decrease in net assets resulting from operations	(482,918,999)	(1,367,817,332)
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	—	(45,260,838)
Class B	—	(365,464)
Class C	—	(1,292,689)
Class R	—	(110,632)
Class R5	—	(19,323)
Class R6	—	(3,841,036)
Class Y	—	(12,095,349)
From net realized long-term gain on investments
Class A	(341,931,540)	(558,217,008)
Class B	(1,668,752)	(4,507,394)
Class C	(8,812,750)	(15,943,164)
Class R	(846,837)	(1,364,463)
Class R5	(146,282)	(238,321)
Class R6	(34,879,002)	(47,372,774)
Class Y	(88,324,986)	(149,175,975)
Increase from capital share transactions (Note 4)	245,944,839	171,540,981
Total decrease in net assets	(713,584,309)	(2,036,080,781)

NET ASSETS
Beginning of period	7,735,334,853	9,771,415,634
End of period	$7,021,750,544	$7,735,334,853

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 23

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
January 31, 2023**	$46.78	(.02)	(2.94)	(2.96)	—	(2.97)	(2.97)	$40.85	(6.16)*	$4,991,269	.46*	(.05)*	17*
July 31, 2022	60.13	(.23)	(7.80)	(8.03)	—	(5.32)	(5.32)	46.78	(14.92)	5,527,590.92		(.43)	44
July 31, 2021	48.00	(.26)	14.11	13.85	—	(1.72)	(1.72)	60.13	29.50	6,953,705.99		(.50)	49
July 31, 2020	37.72	(.06)	11.84	11.78	—	(1.50)	(1.50)	48.00	32.32	5,756,280	1.05	(.15)	45
July 31, 2019	35.44	(.05)	4.71	4.66	—[d]	(2.38)	(2.38)	37.72	14.39	4,586,742	1.03	(.15)	40
July 31, 2018	28.92	(.01)	7.12	7.11	(.08)	(.51)	(.59)	35.44	24.91	4,146,380.91		(.02)	73
Class B
January 31, 2023**	$36.58	(.14)	(2.32)	(2.46)	—	(2.97)	(2.97)	$31.15	(6.52)*	$17,955	.84*	(.42)*	17*
July 31, 2022	48.48	(.51)	(6.07)	(6.58)	—	(5.32)	(5.32)	36.58	(15.56)	25,940	1.67	(1.18)	44
July 31, 2021	39.29	(.53)	11.44	10.91	—	(1.72)	(1.72)	48.48	28.53	51,057	1.74	(1.24)	49
July 31, 2020	31.36	(.29)	9.72	9.43	—	(1.50)	(1.50)	39.29	31.36	56,457	1.80	(.88)	45
July 31, 2019	30.09	(.26)	3.91	3.65	—	(2.38)	(2.38)	31.36	13.54	60,486	1.78	(.89)	40
July 31, 2018	24.75	(.21)	6.06	5.85	—	(.51)	(.51)	30.09	23.95	74,078	1.66	(.76)	73
Class C
January 31, 2023**	$37.45	(.14)	(2.38)	(2.52)	—	(2.97)	(2.97)	$31.96	(6.53)*	$100,154	.84*	(.42)*	17*
July 31, 2022	49.51	(.51)	(6.23)	(6.74)	—	(5.32)	(5.32)	37.45	(15.56)	119,507	1.67	(1.18)	44
July 31, 2021	40.09	(.54)	11.68	11.14	—	(1.72)	(1.72)	49.51	28.53	170,111	1.74	(1.24)	49
July 31, 2020	31.98	(.30)	9.91	9.61	—	(1.50)	(1.50)	40.09	31.31	177,417	1.80	(.90)	45
July 31, 2019	30.63	(.27)	4.00	3.73	—	(2.38)	(2.38)	31.98	13.56	153,943	1.78	(.90)	40
July 31, 2018	25.18	(.21)	6.17	5.96	—	(.51)	(.51)	30.63	23.98	137,534	1.66	(.76)	73
Class R
January 31, 2023**	$44.24	(.07)	(2.79)	(2.86)	—	(2.97)	(2.97)	$38.41	(6.29)*	$11,948	.58*	(.18)*	17*
July 31, 2022	57.28	(.34)	(7.38)	(7.72)	—	(5.32)	(5.32)	44.24	(15.14)	12,524	1.17	(.68)	44
July 31, 2021	45.91	(.37)	13.46	13.09	—	(1.72)	(1.72)	57.28	29.18	14,731	1.24	(.74)	49
July 31, 2020	36.23	(.15)	11.33	11.18	—	(1.50)	(1.50)	45.91	31.99	15,852	1.30	(.40)	45
July 31, 2019	34.22	(.13)	4.52	4.39	—	(2.38)	(2.38)	36.23	14.10	11,933	1.28	(.39)	40
July 31, 2018	27.95	(.08)	6.88	6.80	(.02)	(.51)	(.53)	34.22	24.60	13,833	1.16	(.27)	73
Class R5
January 31, 2023**	$50.24	.04	(3.15)	(3.11)	—	(2.97)	(2.97)	$44.16	(6.03)*	$2,268	.33*	.08*	17*
July 31, 2022	64.06	(.11)	(8.39)	(8.50)	—	(5.32)	(5.32)	50.24	(14.73)	2,416.68		(.18)	44
July 31, 2021	50.91	(.14)	15.01	14.87	—	(1.72)	(1.72)	64.06	29.82	3,130.74		(.25)	49
July 31, 2020	39.82	.04	12.55	12.59	—	(1.50)	(1.50)	50.91	32.66	2,299.78		.10	45
July 31, 2019	37.22	.06	4.96	5.02	(.04)	(2.38)	(2.42)	39.82	14.71	1,588.76		.15	40
July 31, 2018	30.27	.09	7.46	7.55	(.09)	(.51)	(.60)	37.22	25.27	2,712.63		.27	73

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Growth Opportunities Fund	Growth Opportunities Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
January 31, 2023**	$50.25	.06	(3.15)	(3.09)	—	(2.97)	(2.97)	$44.19	(5.99)*	$554,026	.28*	.13*	17*
July 31, 2022	64.01	(.04)	(8.40)	(8.44)	—	(5.32)	(5.32)	50.25	(14.65)	539,847.58		(.08)	44
July 31, 2021	50.83	(.09)	14.99	14.90	—	(1.72)	(1.72)	64.01	29.93	630,666.64		(.16)	49
July 31, 2020	39.72	.08	12.53	12.61	—	(1.50)	(1.50)	50.83	32.80	456,204.68		.19	45
July 31, 2019	37.19	.08	4.96	5.04	(.13)	(2.38)	(2.51)	39.72	14.83	279,329.66		.21	40
July 31, 2018	30.31	.12	7.47	7.59	(.20)	(.51)	(.71)	37.19	25.40	150,112.53		.35	73
Class Y
January 31, 2023**	$49.75	.04	(3.13)	(3.09)	—	(2.97)	(2.97)	$43.69	(6.05)*	$1,344,131	.33*	.08*	17*
July 31, 2022	63.48	(.10)	(8.31)	(8.41)	—	(5.32)	(5.32)	49.75	(14.72)	1,507,510.67		(.18)	44
July 31, 2021	50.46	(.14)	14.88	14.74	—	(1.72)	(1.72)	63.48	29.83	1,948,015.74		(.26)	49
July 31, 2020	39.49	.03	12.44	12.47	—	(1.50)	(1.50)	50.46	32.63	1,149,225.80		.08	45
July 31, 2019	36.98	.03	4.95	4.98	(.09)	(2.38)	(2.47)	39.49	14.71	716,621.78		.09	40
July 31, 2018	30.16	.08	7.41	7.49	(.16)	(.51)	(.67)	36.98	25.18	561,997.66		.22	73

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26 Growth Opportunities Fund	Growth Opportunities Fund 27

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

Putnam Growth Opportunities Fund (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

28 Growth Opportunities Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Growth Opportunities Fund 29

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor

30 Growth Opportunities Fund

contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $199,662,910 and the value of securities loaned amounted to $196,865,081.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Growth Opportunities Fund 31

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $15,768,125 to its fiscal year ending July 31, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and July 31, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and July 31, 2022).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,388,248,780, resulting in gross unrealized appreciation and depreciation of $2,899,734,319 and $70,862,799, respectively, or net unrealized appreciation of $2,828,871,520.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting

32 Growth Opportunities Fund

dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.235% of the fund’s average net assets, which included an effective base fee of 0.277% and a decrease of 0.042% ($2,987,259) based on performance.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,935,433	Class R5	1,680
Class B	16,199	Class R6	130,731
Class C	82,583	Class Y	1,078,193
Class R	9,177	Total	$5,253,996

Growth Opportunities Fund 33

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $28,746 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5,970, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$6,303,564
Class B	1.00%	1.00%	103,799
Class C	1.00%	1.00%	528,732
Class R	1.00%	0.50%	29,398
Total			$6,965,493

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $138,722 from the sale of class A shares and received $226 and $508 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $384 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,189,330,798	$1,336,506,689
U.S. government securities (Long-term)	—	—
Total	$1,189,330,798	$1,336,506,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

34 Growth Opportunities Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,457,839	$101,653,766	4,079,700	$221,015,129
Shares issued in connection with
reinvestment of distributions	8,066,872	320,416,157	9,944,184	565,525,763
	10,524,711	422,069,923	14,023,884	786,540,892
Shares repurchased	(6,499,293)	(271,498,184)	(11,493,828)	(613,557,885)
Net increase	4,025,418	$150,571,739	2,530,056	$172,983,007

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	3,297	$109,305	13,136	$607,630
Shares issued in connection with
reinvestment of distributions	54,385	1,649,485	102,041	4,560,232
	57,682	1,758,790	115,177	5,167,862
Shares repurchased	(190,439)	(6,250,411)	(459,147)	(19,554,612)
Net decrease	(132,757)	$(4,491,621)	(343,970)	$(14,386,750)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	271,907	$9,088,710	474,025	$20,531,371
Shares issued in connection with
reinvestment of distributions	268,186	8,346,095	358,770	16,413,746
	540,093	17,434,805	832,795	36,945,117
Shares repurchased	(597,989)	(19,870,274)	(1,077,354)	(47,077,176)
Net decrease	(57,896)	$(2,435,469)	(244,559)	$(10,132,059)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	25,105	$1,003,018	57,141	$3,117,376
Shares issued in connection with
reinvestment of distributions	22,661	846,837	27,307	1,471,032
	47,766	1,849,855	84,448	4,588,408
Shares repurchased	(19,832)	(780,715)	(58,516)	(2,985,463)
Net increase	27,934	$1,069,140	25,932	$1,602,945

Growth Opportunities Fund 35

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,853	$84,573	3,509	$195,550
Shares issued in connection with
reinvestment of distributions	3,407	146,282	4,225	257,644
	5,260	230,855	7,734	453,194
Shares repurchased	(1,991)	(85,269)	(8,509)	(471,282)
Net increase (decrease)	3,269	$145,586	(775)	$(18,088)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,512,301	$113,349,662	3,455,244	$190,654,172
Shares issued in connection with
reinvestment of distributions	781,910	33,583,020	799,902	48,762,039
	3,294,211	146,932,682	4,255,146	239,416,211
Shares repurchased	(1,499,629)	(67,440,497)	(3,365,596)	(190,459,407)
Net increase	1,794,582	$79,492,185	889,550	$48,956,804

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,110,191	$228,913,758	7,319,136	$407,722,560
Shares issued in connection with
reinvestment of distributions	1,959,513	83,220,521	2,505,757	151,297,604
	7,069,704	312,134,279	9,824,893	559,020,164
Shares repurchased	(6,609,439)	(290,541,000)	(10,211,586)	(586,485,042)
Net increase (decrease)	460,265	$21,593,279	(386,693)	$(27,464,878)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$174,680,400	$552,475,557	$527,493,047	$1,293,547	$199,662,910
Putnam Short Term
Investment Fund**	198,744,806	540,959,112	627,592,210	2,515,646	112,111,708
Total Short-term
investments	$373,425,206	$1,093,434,669	$1,155,085,257	$3,809,193	$311,774,618

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

36 Growth Opportunities Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Note 7: Strategy and name change

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment strategy. In connection with these changes, the fund’s name will change to Putnam Large Cap Growth Fund. Putnam Management anticipates that the changes will be effective on or about March 31, 2023. See the prospectus supplement for more information.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$440,000
Written equity option contracts (contract amount)	$440,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$3,206,948	Payables	$1,943,191
Total		$3,206,948		$1,943,191

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(3,926,289)	$(3,926,289)
Total	$(3,926,289)	$(3,926,289)

Growth Opportunities Fund 37

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
Purchased options **#	$3,206,948	$3,206,948
Total Assets	$3,206,948	$3,206,948
Liabilities:
Written options #	$1,943,191	$1,943,191
Total Liabilities	$1,943,191	$1,943,191
Total Financial and Derivative Net Assets	$1,263,757	$1,263,757
Total collateral received (pledged)†##	$1,263,757
Net amount	$—
Controlled collateral received (including TBA
commitments)**	$1,540,000	$1,540,000
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Growth Opportunities Fund

Shareholder meeting results (Unaudited)

November 22, 2022 special meeting

A proposal to approve a change to the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
67,558,007	5,573,599	6,581,802	20,161,971

All tabulations are rounded to the nearest whole number.

Growth Opportunities Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Growth Opportunities Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA061 332476 3/23

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023